Exhibit 99.2

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

DECEMBER 31, 2008

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm	F-1

Balance Sheets	F-2

Statements of

Operations	F-3
Changes in Stockholder’s Equity	F-4
Cash Flows	F-5

Notes to Financial Statements	F-6 - F-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of
Island Breeze International

We have audited the accompanying balance sheets of Island Breeze International, ("the Company") a development stage company, as of December 31, 2008 and 2007 and the related statements of operations, changes in stockholder’s equity, and cash flows for each of the two years then ended and for the period from September 27, 2006 (inception) to December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the two years then ended and the period from September 27, 2006 (inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has incurred significant losses from operations since its inception and has incurred a net loss, which substantially exceeds its working capital and has not yet established any source of revenues. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

New York, New York
April 1, 2009

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Balance Sheets

	December 31,
	2008	2007
ASSETS

Current assets
Cash and cash equivalents	$59,016	$215,855
Prepaid expenses	5,000	8,776

Total current assets	64,016	224,631

Property and equipment - at cost, net of accumulated depreciation	10,771	13,543

Vessel under renovation - m/v Island Breeze (ex Atlantis)	9,522,632	9,023,654
Vessel under renovation – m/s Casino Royale	5,768,665	-
	$15,366,084	$9,261,828

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities
Accounts payable	$285,255	$11,817
Accrued expenses	40,745	64,206
Notes payable – officer	90,371	-
Convertible notes payable	4,849,643	-

Total current liabilities	5,266,014	76,023
Convertible notes payable – noncurrent	500,000
Stockholder’s equity
Common stock - $1.00 par value, 50,000 shares authorized; 100 shares issued and outstanding, both years	100	100
Additional paid-in capital	11,007,297	9,974,621
Deficit accumulated during development stage	(1,407,327)	(788,916)
Total stockholder's equity	9,600,070	9,185,805

	$15,366,084	$9,261,828

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Operations

			From Inception
			on September 27,
	Years ended December 31,		2006 Through
	2008	2007	December 31, 2008

REVENUE	$-	$-	$-

COST OF REVENUE	-	-	-

GROSS MARGIN	-	-	-

General and administrative expenses	619,604	616,907	1,408,520

OPERATING LOSS	(619,604)	(616,907)	(1,408,520)

Interest Income	1,193	-	1,193

Loss before income tax expense	(618,411)	(616,907)	(1,407,327)

Income tax expense	-	-	-

NET LOSS	$(618,411)	$(616,907)	$(1,407,327)

Loss per share	$(6,184)	$(6,169)

Weighted average number of shares outstanding	100	100

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Changes in Stockholder’s Equity

				Deficit
	Common Stock		Additional	Accumulated	Total
	Number of		Paid-In	During	Stockholder’s
	Shares	Amount	Capital	Development Stage	Equity

Balance at September 27, 2006 (Inception)		$-	$-	$-	$-

Issuance of common stock for cash contributions to equity	100	100	5,003,826	-	5,003,926

Net loss	-	-	-	(172,009)	(172,009)

Balance at December 31, 2006	100	100	5,003,826	(172,009)	4,831,917

Additional cash contributions to equity			4,970,795		4,970,795

Net loss				(616,907)	(616,907)

Balance at December 31, 2007	100	100	9,974,621	(788,916)	9,185,805

Additional cash contributions to equity			1,032,676		1,032,676

Net loss				(618,411)	(618,411)

Balance at December 31, 2008	100	$100	$11,007,297	$(1,407,327)	$9,600,070

See notes to Financial Statements

  ISLAND BREEZE INTERNATIONAL
 (A Development Stage Company)
 Statements of Cash Flows
			From
			September 27,
			2006 (inception)
			Through
	Year ended December 31,		December 31,
	2008	2007	2008
Cash flows from operating activities
Net loss	$(618,411)	$(616,907)	$(1,407,327)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	3,353	2,938	7,828

Changes in operating assets and liabilities
Prepaid expenses	3,775	(5,187)	(5,001)
Accounts payable	273,439	(16,307)	285,256
Accrued expenses	(23,461)	40,033	40,745

Net cash used in operating activities	(361,305)	(595,430)	(1,078,499)

Cash flows from investing activities
Acquisition and renovation of property, and equipment, m/v Island Breeze and m/s Casino Royale	(6,268,224)	(4,159,510)	(15,309,896)

Net cash used in investing activities	(6,268,224)	(4,159,510)	(15,309,896)

Cash flows from financing activities
Proceeds from the issuance of notes and loans	5,440,014	-	5,440,014
Proceeds from the issuance of stock and capital contributions	1,032,676	4,970,795	11,032,557

Net cash provided by financing activities	6,472,691	4,970,795	16,472,571

Net increase (decrease) in cash and cash equivalents	(156,839)	215,855	84,176

Cash and cash equivalent at beginning of year	215,855	-	-

Cash and cash equivalent at end of year	$59,016	$215,855	$84,176

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

Island Breeze International (the "Company") was incorporated under the laws of the Cayman Islands on September 27, 2006.  The Company is a wholly-owned subsidiary of Olympian Cruises, LLC (“Olympian”), a Delaware limited liability company.  The Company has not engaged in operations since inception. The Company intends to commence its initial cruise operations upon completion of the renovation the m/v Casino Royale and subsequently a second operation upon the completion of the renovation of the m/v Island Breeze (collectively referred to as the “Vessels”).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations.  Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Statement of Financial Accounting Standards No. 7 ("SFAS 7").  Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment is stated at the historical cost, less accumulated depreciation. Depreciation on property, plant and equipment is provided using the straight-line method over the estimated useful lives of the assets for both financial and income tax reporting purpose as follows:

Years
Vessel	30
Vessel improvement	3-28
Machinery and equipment	10
Computer hardware and software	3-5

We capitalize costs that are directly related to the purchase and renovation of the vessels.  We capitalize interest as part of vessel acquisition costs and other capital projects during their renovation period.  Upon placing the vessels into service, the vessels will be depreciated over their useful lives and the costs of repairs and maintenance, including minor improvement costs, will be charged to expenses as incurred. Further, upon placing vessels into service, specifically identified or estimated cost and accumulated depreciation of previously capitalized vessel components will be written off upon replacement.

Dry-dock costs primarily represent planned major maintenance activities that are incurred when a vessel is taken out of service for scheduled maintenance. These costs will be expensed as incurred

Advertising expense

The Company expenses advertising costs as incurred. There have been no advertising expenses since inception.

Compensation Expense

No stock options have been issued by the Company.  No compensation expense was incurred by the Company since inception.

Income Taxes

No provision for Federal or State income taxes is included in the accompanying statements of operations since the Company has incurred net operating losses.  The consolidated net operating loss carry forward since inception thru the period ending December 31, 2008 is $1,407,327, and is available to offset future years' taxable income in various years through December 31, 2028.  Once the Company commences operations in the future, the Company will include provisions for taxes on income at a statutory Federal tax rate of 35% on net income earned from all revenue sources.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2008 a full deferred tax asset valuation allowance has been provided and no deferred tax asset has been recorded.

The Company does not anticipate a provision for a corporation tax levied by the State of Florida on gaming and concession revenues earned within international waters since at this time such revenue generated is exempt from Florida corporation taxes.  However, the Company will include future provisions for a Florida corporation tax on revenues generated from the sale of concessions, while moored at the Port of Miami or while traversing through Florida territorial waters.   The State of Florida statutory corporation tax rate is 5.5% of Florida designated net income.

Concentrations of Risk

As of December 31, 2008, the Company maintained its cash accounts in United States dollars at two commercial banks in the United States and one commercial bank in Greece. The balance in the bank account in Greece was subject to the normal and customary risks of disbursement and withdrawal pertaining to a foreign currency account in that country.

As of December 31, 2008, the Company maintained and directly controlled $33,134.86 of its cash in a bank account owned by Olympian.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, receivables, accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2008.

SFAS No. 157, “Fair Value Measurements (“SFAS 157), define fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at December 31, 2008. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the years ended December 31, 2008 and 2007.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impact of New Accounting Standards

The Company has been recently organized and has not yet transacted any business. The new accounting standards have no significant impact on the financial statements and related disclosures. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 3 -- GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has not established any source of revenue to cover its operating costs.  The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer non-cash consideration, sales of securities, and loans as a means of financing its operations.  If the Company is unable to consummate a business combination with a profitable business opportunity, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4 -- PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2008 and 2007 were as follows:
	2008	2007
Furniture and fixtures	$3,844	$3,844
Office equipment	11,182	10,601
Computer software	3,573	3,573
	18,599	18,018

Less accumulated depreciation	7,828	4,475

Property and equipment, net	$10,771	$13,543

Depreciation expense was $3,353 in 2008, $2,938 in 2007 and $7,828 since inception.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 5 -- NOTES AND LOANS PAYABLE

Notes and loans payable consist of the following at December 31, 2008 and 2007:

	2008	2007
	December 31	December 31
Loans payable to officers, directors (a)	$90,371	$-
Convertible Promissory Notes (b)	5,349,643	-
	5,440,014	-
Less current portion	4,940,014	-

Long-term portion (c)	$500,000	$-

(a)
On December 1, 2008 and December 5, 2008 the Company borrowed an aggregated sum of $90,000 from officers and directors of the Company.  The Company issued Promissory Notes with a term of one year at an interest rate of five percent that accrues to term.

(b)
The Company issued Convertible Promissory Notes (the “Notes”) in the amounts of $500,000, $4,000,000 and $500,000, to Catino S.A. on May 22, 2008, May 23, 2008, and September 3, 2008 respectfully.  The Notes carry a term of eighteen months at an interest rate of twelve percent.  In consideration for the purchase of the two $500,000 Notes, the Company issued Catino S.A. a warrant to purchase an additional $1,000,000 of equity at a level equal to the Notes.  The warrants expire on May 23, 2009.  The proceeds from the Notes were utilized to purchase the m/v Casino Royale and commence renovations.  The convertible notes carry a mandatory conversion of principal and accrued interest into common shares of the company upon (i) consummation of a merger with a publicly held company, or (ii) a transaction in which the capital stock of the Borrower is transferred to a publicly held company so that the Borrower becomes a subsidiary of the public company (in either case, the “Reverse Acquisition”).  The conversion price is at the rate of one share per $1 of principal and interest; provided, there are not more than 31,500,000 shares of the merged public company then outstanding. In the event that there are more than 31,500,000 shares of the merged public company then outstanding, the conversion price shall be reduced by a ratio equivalent to 31,500,000 divided by the number of shares then actually outstanding.

(c)	One note in the amount of $500,000 matures in March 2010. All other notes mature in 2009.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 6 -- SHAREHOLDER'S EQUITY

During the period of September 27, 2006 (inception) to December 31, 2006, the Board of Directors issued 100 shares of common stock to Olympian in exchange for cash of $100. Subsequently it received contributions to additional paid-in capital aggregating $11,007,397 from Olympian consisting of cash and vessels under renovation net of certain related liabilities.

Common Stock

The holder of the Company's common stock:

-	Has equal ratable rights to dividends from funds legally available for payment of dividends when, as and if declared by the board of directors;

-	Is entitled to share ratably in all of the assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

-	Does not have preemptive, subscription or conversion rights, or redemption or access to any sinking fund; and

-	Is entitled to one non-cumulative vote per share on all matters submitted to stockholders for a vote at any meeting of stockholders.

Outstanding Warrants

In May 2008 the Company issued warrants to Catino S.A. for the purchase of 1,000,000 shares of a possible future merged public company at the price of $1 per share.  The warrants expire on May 23, 2009 if the Company consummates a Reverse Acquisition.  Otherwise the warrants expire on November 23, 2009. (See note 5)

NOTE 7 -- COMITTMENTS AND CONTINGENCIES

Leasing Arrangements

The Company leases facilities under a lease agreement with a term expiring in June 2012.  The lease may be cancelled by either party with 90-days prior written notice.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 -- COMITTMENTS AND CONTINGENCIES (continued)

Future minimum rental payments under this operating lease are as follows:

Year ending December 31, 2009	$39,991
2010	39,991
2011	39,991
2012	19,996

$139,969

Rent expense for leased facilities for the years ended December 31, 2008 and 2007 were $39,991 and $34,195, respectively.

The lease agreement requires the Company to obtain and maintain on a perpetual basis a letter of credit (the “LOC”) from a financial institution in the amount of $31,298.  As of December 31, 2008 the Company has maintained its LOC obligation.  The commitment expires in June 2012, when the operating lease expires.

Vessel Purchase

On September 12, 2007, the Company completed the purchase of the passenger ship m/v Atlantis, and subsequently renamed it the m/v Island Breeze.  The total aggregated costs related to the purchase of the vessel were $8,039,645.  As of December 31, 2008, the Company has paid an additional $1,482,987 in renovation costs for an aggregated total of $9,522,632.

The m/v Island Breeze is currently moored in Elefsina Bay, near Piraeus, Greece.  The Company estimates the full scale renovation of the vessel will cost approximately $9,900,000 and will take approximately six months to complete from the date the Company secures the renovation funds.  The Company anticipates an additional $3,300,000 of costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Island Breeze into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  HRS inspected the vessel for “lay-up” status in January 2009.  Nearly all the renovation plans have been submitted to HRS and are currently undergoing review for approval.  HRS will perform inspections during renovations and dry docking.

On May 23, 2008, the Company acquired the m/v Casino Royale from Catino, S.A.  As of  December 31, 2008, the total aggregated costs related to the purchase of the vessel were $4,405,012, including the value of common stock warrants (exercisable at the same purchase price as the Note)  issued in connection with the acquisition (See Note 5). As of December 31, 2008, the Company has paid an additional $1,363,653 in renovation related costs for an aggregated total of $5,768,665.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 -- COMITTMENTS AND CONTINGENCIES (continued)

The m/v Casino Royale is currently moored in Freeport, Bahamas.  The Company estimates the full scale renovation of the Casino Royale will cost an additional $8,400,000.  Following closing of the renovation funds, the Company will commence renovations which will take approximately five months to complete.  Additionally, the Company anticipates an additional $1,500,000 in costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Casino Royale into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  The vessel is considered in “lay-up” status and was inspected by HRS in July 2008.   Prior to operating the vessel, the Company is required to complete Class inspections including dry docking. The Company expects to complete renovations and commence operations approximately six months after the closing of the renovation funds.

NOTE 8 -- RELATED PARTY TRANSACTIONS

During the period of December 1, 2008 to December 31, 2008 the Company engaged in two related party transactions as noted in sub-notes (1) and (2) below:

(1)
Michael C. Hovdestad – Chief Legal Officer for Island Breeze International and Managing Member of Olympian Cruises, LLC.  Mr. Hovdestad is also an attorney employed by Parker McCay P.A.  Mr. Hovdestad has performed legal services for Island Breeze while at Parker McCay and was compensated for such services by Parker McCay.  The Company did not utilize the services of Parker McCay P.A. during the current year ended December 31, 2008.  Mr. Hovdestad is currently not compensated as an employee by the Company.

Thomas L. Schneider – Executive Vice President of Maritime Operations for Island Breeze International and President of Riverboat Management Incorporated / The InterMar Group. The Company engaged Mr. Schneider through the The InterMar Group to provide project management consulting for the purchase and renovation of the Company’s vessels.  On May 23, 2008 Island Breeze hired Mr. Schneider as the EVP of Maritime Operations.